              SUPPLEMENT DATED MAY 15, 2007 TO THE APRIL 30, 2007

                      SCHWAB MONEY MARKET FUND PROSPECTUS

THE SECTIONS TITLED "FUND FEES AND EXPENSES" AND "EXAMPLE" ARE DELETED AND REPLACED WITH THE FOLLOWING:

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES............................................  None
ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees*............................................  0.31
Distribution (12b-1) fees...................................  None
Other expenses*.............................................  0.42
                                                              ----
Total annual operating expenses**...........................  0.73
                                                              ----

*  Restated to reflect current expenses.

** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.73% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.

EXAMPLE

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $75      $233      $406       $906

                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]
(C)2007 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG37970 (5/07)